SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                of 1934




Date of Report
(Date of earliest event reported):  November 3, 1998
                                   -----------------

     California Infrastructure and Economic Development Bank
                  Special Purpose Trust SDG&E-1
            Rate Reduction Certificates, Series 1997-1

                          SDG&E FUNDING LLC
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       (Exact name of registrant as specified in its charter)


DELAWARE                     333-30761                   95-1184800
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(State of incorporation      (Commission           (I.R.S. Employer
or organization)             File Number)        Identification No.


101 ASH STREET, ROOM 111, SAN DIEGO, CALIFORNIA              92101
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(Address of principal executive offices)                 (Zip Code)


                                                     (619) 696-2328
Registrant's telephone number, including area code-----------------


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   (Former name or former address, if changed since last report.)



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                              Form 8-K

Item 5. Other Events.

On November 3, 1998, California voters defeated the Voter Initiative (also known as Proposition 9) that would have amended state law related to AB 1890 so as to, among other things, prohibit recovery by the state's investor-owned electric utilities of their investments in nuclear generating plants.
The vote was approximately 27% in favor of the Initiative and 73% opposed.

Item 7.  Financial Statements and Exhibits.

None



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                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SDG&E FUNDING LLC
                                           (Registrant)


Date: November 4, 1998              By: /s/ James P. Trent
                                       ---------------------------
                                       James P. Trent
                                       Chief Financial Officer and
                                       Chief Accounting Officer